Cornish & Carey Commercial Newmark Knight Frank

Exhibit 10.34

Lease Amendment

AMENDMENT TO LEASE
DATED FOR REFERENCE PURPOSES APRIL 17, 2007
BY AND BETWEEN
THE ESTES FAMILY TRUST, AS LANDLORD
AND TAHOE RF SEMICONDUCTOR, INC. AS TENANT,
FOR THE PROPERTY LOCATED AT
12834 EARHEART AVNEUE, AUBURN, CA 95602

I.	PARTIES TO DATE.

THIS FIRST AMENDMENT TO LEASE (this "Amendment") dated as of November 14,2012 (the "Effective Date"), is entered into by and between THE ESTES FAMILY TRUST., a California limited partnership ("Landlord"), and TAHOE RF SEMICONDUCTOR, INC., ("Tenant").

II.	RECITALS

1.	Premises: Landlord and Tenant entered into that certain lease dated April 17, 2007.

2.	Landlord and Tenant desire to extend and modify the Lease as set forth in this Amendment, which modifications shall be deemed effective as of the date hereof.

III.	MODIFICATIONS

Landlord and Tenant hereby agree to modify the terms of the Lease upon the terms and conditions hereinafter set forth.

1.	Tenant: The Tenant entity shall be Tahoe RF Semiconductor, Inc.
2.	Premises:The Premises remain as described in the original lease as approximately 6,100 square feet of space.
3.	Commencement Date: The Commencement Date for the Lease Extension shall be December 1,2012.
4.	Term: The Lease Term shall be extended through November 30, 2017.
5.
Rent Schedule: Notwithstanding any provision of the Lease to the contrary, during the Term Tenant shall pay to Landlord, at such place as Landlord may designate from time to time, without deduction, offset, prior notice or demand, monthly Base Rent for the Expansion Space in lawful money of the United States in the following amounts:

Year	Term Months	Period	Monthly Base rent	NNN	Monthly Total
1	3	12/1/12-2/28/13	No Charge	No Charge
1	9	3/1/13-11/30/13	$4,450.00	$915.00	$5,365.00
2	12	12/1/13-11/30/14	$4,633.00	$915.00	$5,548.00
3	12	12/1/14-11/30/15	$4,861.00	$915.00	$5,776.00
4	12	12/1/15-11/30/16	$4,999.00	$915.00	$5,914.00
5	12	12/1/16-11/30/17	$5,182.00	$915.00	$6,097,00

7.	Tenant shall be responsible for 100% of their separately metered PG&E bill. Tenant shall pay their prorated portion of internet, water and trash .

8.	Tenant Improvements: Tenant Improvements at Landlord's sole cost and expense shall be the following:

Estes·Tahoe-aaa12834EarhartLS AMD11-14-12KCLkf

1420 Rocky Ridge Drive, Suite 150, Roseville, CA 95661 M 916.367.7000 F 916.367.6362
www.ccareynkf.com

Lease Amendment

A.
Take existing conference room wall and bring it out into the section where the cubicles are currently standing . Leave enough room for a hallway and circulation purposes. (VR: Include approximate dimension).

B.	New carpet shall be installed, color and quality will be mutually agreed upon by Landlord and Tenant. New carpet installed in enlarged conference room - approximate overall dimension .

C.
Tenant shall provide equipment for an AV Mounted Projection Unit. Landlord, at Landlord's sole cost and expense shall provide electrical and installation of the AV Mounted Projection Unit. (VR Ceiling mounted electrical outlet and AV cable at ceiling location tenant selects)

9.
Broker Disclosure: It is acknowledged by all parties that Tahoe RF Semiconductor, Inc. is represented by Cornish & Carey Commercial Newmark Knight Frank on this transaction. A commission rate of two percent (2%) of the total base rental shall be paid to Cornish & Carey Commercial Newmark Knight Frank by Landlord for services rendered in consummating this transaction upon mutual lease execution. Tenant shall have no responsibility for real estate commissions.

CONSULT YOUR ADVISORS: This document (including its exhibits and addendum's, if any) has been prepared by Broker for approval by the undersigned respective parties' legal counsel. Broker makes no representation or recommendation as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for an attorney or accountant.

Accepted and Approved:

Landlord: THE ESTES FAMILY TRUST

By:	/s/ Keith C. Estes	Date:	11/28/12
Keith C. Estes

By:	/s/ Traci A. Estes	Date:	11/28/12
Traci A. Estes

Tenant:	TAHOE RF SEMICONDUCTOR, INC.

By:	/s/ Irshad Rasheed	Date:	11/28/12
Irshad Rasheed, President

By:	/s/ Christopher Saint	Date:	Nov 28 2012
Christopher Saint, CFO

Estes·Tahoe-aaa12834EarhartLS AMD11-14-12KCLkf

1420 Rocky Ridge Drive, Suite 150, Roseville, CA 95661 M 916.367.7000 F 916.367.6362
www.ccareynkf.com